Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is entered into effective as of January 12, 2004, among ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership, as borrower (the “Borrower”), the financial institutions parties to the Credit Agreement (collectively, the “Lenders”), BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) and L/C Issuer, BANK OF MONTREAL, as Syndication Agent, and Toronto Dominion (Texas), Inc. and Wachovia Bank, National Association, as Co-Documentation Agents.

WHEREAS, the Borrower, the Lenders, the Administrative Agent, and the other agents named therein are parties to that certain Amended and Restated Credit Agreement dated as of January 24, 2003 (the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement in order to (i) extend the initial Scheduled Maturity Date to April 26, 2006 and (ii) extend the anniversary date referenced in connection with the notice provision set forth in Section 2.15(a) thereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                                Definitions.  Unless otherwise defined in this First Amendment, terms used in this First Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.  The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this First Amendment.

SECTION 2.                                Amendments to the Credit Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 of this First Amendment, the Credit Agreement is hereby amended as follows:

(a)                                  The definition of “Scheduled Maturity Date” as set forth in the definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the term “January 24, 2006” set forth therein with the term “April 26, 2006”; and

(b)                                 Section 2.15(a) of the Credit Agreement is hereby amended by replacing the term “the Closing Date” set forth in the second line thereof with the term “April 26, 2003”.

SECTION 3.                                Conditions of Effectiveness.  The amendments to the Credit Agreement set forth in Section 2 of this First Amendment shall be effective on the date first above written (such date, the “First Amendment Effective Date”), provided that the Administrative Agent shall have received the following:

(a)                                  a counterpart of this First Amendment executed by each of the parties hereto (which may be by telecopy transmission); and

(b)                                 such certificates of resolutions or other action, incumbency certificates and/or other certificates of a Responsible Officer as the Administrative Agent may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this First Amendment.

SECTION 4.                                Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this First Amendment, the Borrower represents and warrants to the Administrative Agent and to each Lender that:

(a)                                  This First Amendment, the Credit Agreement as amended hereby and each Loan Document have been duly authorized, executed and delivered by the Borrower and constitute their legal, valid and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors’ rights generally and to general principles of equity).

(b)                                 The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date, after giving effect to this First Amendment, as if made on and as of the First Amendment Effective Date except to the extent such representations and warranties relate solely to an earlier date.

(c)                                  As of the date hereof, at the time of and after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

(d)                                 No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution and delivery of this First Amendment or the performance by the Borrower of its obligations hereunder.  This First Amendment has been duly authorized by all necessary partnership, corporate or limited liability action, as applicable.  The execution, delivery and performance of this First Amendment and the documents and transactions contemplated hereby does not and will not (a) contravene the terms of the Borrower’s Organization Documents, (b) conflict with or result in any breach or contravention of, or result in creation of any Lien under, any document evidencing any material Contractual Obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower is subject, or (c) violate any Law.

SECTION 5.                                Costs.  The Borrower agrees to pay on demand reasonable Attorney Costs of the Administrative Agent and all other costs and expenses of the Administrative Agent, in connection with the preparation, execution and delivery of this First Amendment and any other documents executed in connection herewith.

SECTION 6.                                Effect of Amendment.  This First Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now have under or in connection with the Credit Agreement, as amended by this First Amendment.  Except as otherwise expressly provided by this First Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same.  It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this First Amendment and such Credit Agreement shall be read and construed as one instrument.

SECTION 7.                                Miscellaneous.  This First Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law.  The captions in this First Amendment are for convenience of reference only and shall not define or limit the

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provisions hereof.  This First Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.  In proving this First Amendment, it shall not be necessary to produce or account for more than one such counterpart.  This First Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

SECTION 8.                                Entire Agreement.  THE CREDIT AGREEMENT (AS AMENDED BY THIS FIRST AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

ENBRIDGE ENERGY PARTNERS, L.P.,
a Delaware limited partnership, as Borrower

By:	ENBRIDGE ENERGY MANAGEMENT, L.L.C.,
as delegate of Enbridge Energy Company, Inc.,
its General Partner

	By:	/S/ MARK MAKI
Name:
	Title:	VP Finance

	By:	/S/ L.S. CRUESS
Name:
	Title:	Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ KEVIN L. AHART
Name:
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:	/s/ JEFF SUSMAN
Name:
Title:	Managing Director

BANK OF MONTREAL, as Syndication Agent and
as a Lender

By:	/s/ RANDALL E. JOHNSON
Name:
Title:	Managing Director

TORONTO DOMINION (TEXAS), INC., as
Co-Documentation Agent and as a Lender

By:	/s/ RACHEL SUITER
Name:
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION
(formerly known as First Union National Bank), as Co- Documentation Agent and as a Lender

By:	/s/ DAVID HUMPHREYS
Name:
Title:	Vice President

CITIBANK, N.A., as a Lender

By:	/s/ DAVID L. HARRIS
Name:
Title:	Vice President

CIBC INC., as a Lender

By:	/s/ GERALDINE KERR
Name:
Title:	Executive Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ SUZANNE KAICHER
Name:
Title:	Manager

ABN AMRO BANK N.V., CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ LAWRENCE J. MALONEY
Name:
Title:	Senior Vice President

SUNTRUST BANK, as a Lender

By:	/s/ JOE MCCREERY
Name:
Title:	Vice President